                                                                    EXHIBIT 25.3
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)



                          LEVEL 3 COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   47-0210602
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


1025 Eldorado Blvd.
Broomfield, Colorado                                       80021
(Address of principal executive offices)                   (Zip code)


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                     12-7/8% Senior Discount Notes due 2010
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:
     (a) Name and address of each examining or supervising authority to which it is subject.

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        Name                                                             Address
        --------------------------------------------------------------------------------------------------------

        Superintendent of Banks of the State of                           2 Rector Street, New York,
        New York                                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                          N.Y.  10045

        Federal Deposit Insurance Corporation                             Washington, D.C.  20429

        New York Clearing House Association                               New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of May, 2000.


                                   THE BANK OF NEW YORK



                                   By: /s/ MARY LAGUMINA
                                       --------------------------------------
                                       Name: MARY LAGUMINA
                                       Title: ASSISTANT VICE PRESIDENT

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from
depository institutions:
   Noninterest-bearing balances and currency and coin..             $3,247,576
   Interest-bearing balances...........................              6,207,543
Securities:
   Held-to-maturity securities.........................                827,248
   Available-for-sale securities.......................              5,092,464
Federal funds sold and Securities purchased under
   agreements to resell................................              5,306,926
Loans and lease financing receivables:
   Loans and leases, net of unearned income............             37,734,000
   LESS: Allowance for loan and lease losses...........                575,224
   LESS: Allocated transfer risk reserve...............                 13,278
   Loans and leases, net of unearned income,
     allowance, and reserve............................             37,145,498
Trading Assets.........................................              8,573,870
Premises and fixed assets (including capitalized
   leases).............................................                723,214
Other real estate owned................................                 10,962
Investments in unconsolidated subsidiaries and
   associated companies................................                215,006
Customers' liability to this bank on acceptances
   outstanding.........................................                682,590
Intangible assets......................................              1,219,736
Other assets...........................................              2,542,157
                                                                   -----------
Total assets...........................................            $71,794,790
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LIABILITIES
Deposits:
   In domestic offices.................................            $27,551,017
   Noninterest-bearing.................................             11,354,172
   Interest-bearing....................................             16,196,845
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................             27,950,004
   Noninterest-bearing.................................                639,410
   Interest-bearing....................................             27,310,594
Federal funds purchased and Securities sold under
   agreements to repurchase............................              1,349,708
Demand notes issued to the U.S.Treasury................                300,000
Trading liabilities....................................              2,339,554
Other borrowed money:
   With remaining maturity of one year or less.........                638,106
   With remaining maturity of more than one year
     through three years...............................                    449
   With remaining maturity of more than three years....                 31,080
Bank's liability on acceptances executed and
   outstanding.........................................                684,185
Subordinated notes and debentures......................              1,552,000
Other liabilities......................................              3,704,252
                                                                   -----------
Total liabilities......................................             66,100,355
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EQUITY CAPITAL
Common stock...........................................              1,135,284
Surplus................................................                866,947
Undivided profits and capital reserves.................              3,765,900
Net unrealized holding gains (losses) on
   available-for-sale securities.......................               (44,599)
Cumulative foreign currency translation adjustments....
                                                                      (29,097)
                                                                   -----------
Total equity capital...................................              5,694,435
                                                                   -----------
Total liabilities and equity capital...................            $71,794,790
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